Exhibit 10.5

EXECUTION VERSION

AMENDMENT No. 1, dated as of January 30, 2020 (this “Amendment”), to First Lien Credit Agreement, dated as of March 5, 2019 (as amended by the Technical Amendment, dated May 13, 2019, as amended by the Joinder Agreement, dated as of September 30, 2019, and as otherwise may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Phoenix Intermediate Holdings Inc., a Delaware corporation (“Holdings”), Phoenix Guarantor Inc. (the “Borrower”), the several lenders from time to time parties thereto, the Letter of Credit Issuers from time to time parties thereto and Morgan Stanley Senior Funding, Inc., as the Administrative Agent and the Collateral Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement or the Amended Credit Agreement (as defined below), as applicable).

WHEREAS, Section 13.1 of the Credit Agreement permits amendment with the written consent of the Administrative Agent, Holdings, the Borrower and the Lenders providing the relevant Replacement Term Loans to permit the refinancing of all outstanding Term Loans of any Class with a replacement term loan tranche (“Replacement Term Loans”) thereunder;

WHEREAS, the Borrower desires to create a new tranche of term loans consisting of Tranche B-1 Term Loans pursuant to amendments authorized by Section 13.1 of the Credit Agreement which Tranche B-1 Term Loans shall, except as set forth in the Amended Credit Agreement, have identical terms as the Initial Term Loans and Delayed Draw Term Loans (collectively, “Existing Term Loans”) and shall be in a like principal amount as the outstanding Existing Term Loans and the proceeds of which will be used to refinance all of the Existing Term Loans all as more fully set forth in the Amended Credit Agreement;

WHEREAS, upon the effectiveness of this Amendment, each Lender holding Existing Term Loans (a “Existing Term Loan Lender”) that shall have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent to Amendment No. 1”) under the “Cashless Settlement Option” (each, a “Cashless Option Tranche B-1 Lender”) shall be deemed to have exchanged all of its Existing Term Loans (which Existing Term Loans shall thereafter no longer be deemed to be outstanding) for Tranche B-1 Term Loans in the same aggregate principal amount as such Existing Term Loan Lender’s Existing Term Loans (or such lesser amount as determined by the Amendment No. 1 Arrangers (as defined below)), and such Existing Term Loan Lender shall thereafter become a Tranche B-1 Term Loan Lender;

WHEREAS, upon the effectiveness of this Amendment, each Additional Tranche B-1 Term Loan Lender will make Additional Tranche B-1 Term Loans to the Borrower in Dollars in the amount set forth next to its name on Schedule I hereto (the “Allocation Schedule”), the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Existing Term Loans that are not exchanged for Tranche B-1 Term Loans, as well as prepay Existing Term Loans from Existing Term Loan Lenders that execute and deliver a Consent to Amendment No. 1 under the “Post-Closing Settlement Option” (each, a “Post-Closing Option Lender”); and the Borrower shall pay to each Existing Term Loan Lender all accrued and unpaid interest on the Existing Term Loans to, but not including, the date of effectiveness of this Amendment; and

WHEREAS, Morgan Stanley Senior Funding, Inc. and KKR Capital Markets LLC are joint lead arrangers and joint bookrunners for Amendment No. 1 and the Tranche B-1 Term Loans (collectively, the “Amendment No. 1 Arrangers”);

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments. The Credit Agreement is hereby amended effective as of the Amendment No. 1 Effective Date as follows:

(a) Each of the parties hereto agrees that, effective on the Amendment No. 1 Effective Date, the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Credit Agreement attached as Exhibit A hereto (the “Amended Credit Agreement”).

(b) (a) The Additional Tranche B-1 Term Loan Commitments shall not be treated as New Term Loan Commitments as such term is defined in Section 2.14(a) of the Credit Agreement; (b) the Additional Tranche B-1 Term Loans shall not be treated as New Term Loans as such term is defined in Section 2.14(c) of the Credit Agreement; and (c) the Additional Tranche B-1 Term Loan Lenders shall not be treated as New Term Loan Lenders as such term is defined in Section 2.14(c) of the Credit Agreement;.

(c) The Lenders party hereto (or party to a Consent to Amendment No. 1) waive the payment of any breakage loss or expense under Section 2.11 of the Credit Agreement in connection with the repayment of Existing Term Loans on the Amendment No. 1 Effective Date.

Section 2. Representations and Warranties. Each Credit Party represents and warrants to the Lenders as of the Amendment No. 1 Effective Date that:

(a) Each Credit Party has taken all necessary organizational action to authorize the execution and delivery of this Amendment and the performance of the obligations by each Credit Party under this Amendment and under the Amended Credit Agreement.

(b) Each Credit Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

(c) The execution, delivery and performance by each Credit Party of this Amendment and the performance of the obligations by each Credit Party under the Amended Credit Agreement will not (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws or other organizational documents of such Credit Party or any of the Restricted Subsidiaries.

(d) Before and after giving effect to this Amendment, the representations and warranties made by any Credit Party contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) with the same effect as though such representations and warranties had been made on and as of the Amendment No. 1 Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) as of such earlier date.

(e) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

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Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the first Business Day on which each of the following conditions is satisfied:

(a) The Administrative Agent shall have received (i) from each Existing Term Loan Lender with a Tranche B-1 Term Loan Commitment and from Additional Tranche B-1 Term Loan Lenders having Additional Tranche B-1 Term Loan Commitments equal in principal amount to the amount of Existing Term Loans held by Non-Consenting Existing Term Loan Lenders and Post-Closing Option Lenders, (ii) from the Administrative Agent, (iii) from the Required Lenders and (iv) from the Borrower and each Guarantor, either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b) The Borrower shall have paid to all Existing Term Loan Lenders on the Amendment No. 1 Effective Date, simultaneously with the making of Tranche B-1 Term Loans under the Credit Agreement, all accrued and unpaid interest on the Existing Term Loans to, but not including, the Amendment No. 1 Effective Date;

(c) The Administrative Agent shall have received the executed legal opinion of Simpson Thacher & Bartlett LLP, special counsel to the Credit Parties. The Borrower, the other Credit Parties and the Administrative Agent hereby instruct such counsel to deliver such legal opinion;

(d) The Borrower shall have paid (i) the Amendment No. 1 Arrangers the fees in the amounts previously agreed in writing to be received on the Amendment No. 1 Effective Date and (ii) the Administrative Agent all reasonable costs and expenses (including, without limitation the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent and the Amendment No. 1 Arrangers) of the Administrative Agent for which invoices have been presented prior to the Amendment No. 1 Effective Date;

(e) At the time of and immediately after giving effect to the Amendment no Default or Event of Default shall have occurred and be continuing; and

(f) The Administrative Agent (or its counsel) shall have received (A) a certificate of each of (x) Holdings and the Borrower, dated as of the Closing Date, substantially in the form of Exhibit E to the Credit Agreement, with appropriate insertions, executed by any Authorized Officer and the Secretary or any Assistant Secretary of Holdings and the Borrower, as applicable, and attaching the documents referred to in the following clause (B) and (B) (x) a copy of the resolutions of the board of directors or other managers of Holdings and the Borrower authorizing (I) the execution, delivery, and performance of this Amendment (and any agreements relating thereto) to which it is a party and the performance of the obligations under the Amended Credit Agreement and (II) in the case of the Borrower, the extensions of credit contemplated hereunder, (y) the Certificate of Incorporation and By-Laws, Certificate of Formation and Operating Agreement or other comparable organizational documents, as applicable, of Holdings and the Borrower and (z) signature and incumbency certificates (or other comparable documents evidencing the same) of the Authorized Officers of Holdings and the Borrower executing the Credit Documents to which it is a party.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of an original executed counterpart hereof.

Section 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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Section 7. Effect of Amendment.

(a) This Amendment shall not constitute a novation of the Credit Agreement or any of the Credit Documents. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. By executing and delivering a copy hereof, each Credit Party hereby consents to Amendment No. 1 and the transactions contemplated thereby and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under and subject to the terms of each of the Credit Documents to which it is party, and agrees that, after giving effect to this Amendment, such guarantees, pledges and grants of security interests, and the terms of each of the Security Documents to which it is a party, shall continue to be in full force and effect, including to guarantee and secure the Obligations (including, without limitation, the Tranche B-1 Term Loans). For the avoidance of doubt, on and after the Amendment No. 1 Effective Date, this Amendment shall for all purposes constitute a Credit Document.

(b) Each Additional Tranche B-1 Term Loan Lender party hereto (i) confirms that it has received a copy of the Credit Agreement, this Amendment No. 1 and the other Credit Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment No. 1; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any Agent or any other Additional Tranche B-1 Term Loan Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. Upon the Amendment No. 1 Effective Date, the undersigned Additional Tranche B-1 Term Loan Lender shall become a Lender under the Credit Agreement and shall have the respective Additional Tranche B-1 Term Loan Commitment set forth next to its name on the Allocation Schedule. In addition, if an Existing Term Loan Lender has exercised its “Cashless Settlement Option” or the “Post-Closing Settlement Option” pursuant to their Consent to Amendment No. 1, the amount of such Existing Term Loan Lender’s participation in the Tranche B-1 Term Loans may be less than 100% of the principal amount of such Existing Term Loan Lender’s Existing Term Loans, based on the Amendment No. 1 Arrangers’ allocation of the Tranche B-1 Term Loans.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PHOENIX GUARANTOR INC., as the Borrower

By:	/s/ Steven S. Reed
	Name:	Steven S. Reed
	Title:	Secretary

PHOENIX INTERMEDIATE HOLDINGS INC., as Holdings

By:	/s/ Steven S. Reed
	Name:	Steven S. Reed
	Title:	Secretary

BRIGHTSPRING HEALTH HOLDINGS CORP., as a Guarantor

By:	/s/ Steven S. Reed
	Name:	Steven S. Reed
	Title:	Secretary

PHARMERICA CORPORATION, as a Guarantor

By:	/s/ Steven S. Reed
	Name:	Steven S. Reed
	Title:	Secretary

[Signature Page to Amendment No. 1 [Phoenix Guarantor Inc.]]

ABA THERAPEUTIC CARE MICHIGAN, LLC
ABA THERAPEUTIC CARE, INC.
ACCENT HEALTH CARE, INC.
ADORATION HEALTH MANAGEMENT, LLC
ADORATION HEALTH, LLC
ADORATION HOME HEALTH & HOSPICE, INC.
ADORATION HOME HEALTH CARE VIRGINIA, LLC
ADORATION HOME HEALTH CARE, LLC
ADORATION HOME HEALTH, LLC
ADORATION HOSPICE CARE TEXAS, LLC
ADORATION HOSPICE CARE VIRGINIA, LLC
ADORATION HOSPICE CARE, LLC
ADORATION HOSPICE, LLC
ALL WAYS CARING SERVICES, INC.
ALTERNATIVE CHOICES, INC.
ALTERNATIVE YOUTH SERVICES, INC.
COMMUNITY ALTERNATIVES VIRGINIA, INC.,
ARBOR PEO, INC.
B.W.J. OPPORTUNITY CENTERS, INC.
BOLIVAR DEVELOPMENTAL TRAINING CENTER, INC.
BRALEY & THOMPSON, INC.
CAPITAL TX INVESTMENTS, INC.
CAREERS IN PROGRESS, INC.
CATX PROPERTIES, INC.
CNC / ACCESS, INC.
COMMUNITY ADVANTAGE, INC.
COMMUNITY ALTERNATIVES HOME CARE, INC.
COMMUNITY ALTERNATIVES ILLINOIS, INC.
COMMUNITY ALTERNATIVES INDIANA, INC.
COMMUNITY ALTERNATIVES KENTUCKY, INC.
COMMUNITY ALTERNATIVES MISSOURI, INC.
COMMUNITY ALTERNATIVES MOBILE NURSING, INC.
COMMUNITY ALTERNATIVES NEBRASKA, INC.
COMMUNITY ALTERNATIVES NEW MEXICO, INC.
COMMUNITY ALTERNATIVES OF WASHINGTON, D.C., INC.
COMMUNITY ALTERNATIVES PHARMACY, INC.
COMMUNITY ALTERNATIVES TEXAS PARTNER, INC.
ARBOR E&T, LLC, each as a Guarantor

By:	/s/ Steven S. Reed
	Name:	Steven S. Reed
	Title:	Secretary

[Signature Page to Amendment No. 1 [Phoenix Guarantor Inc.]]

CREATIVE NETWORKS, L.L.C.
EDUCARE COMMUNITY LIVING - NORMAL LIFE, INC.
EDUCARE COMMUNITY LIVING - TEXAS LIVING CENTERS, INC.
EDUCARE COMMUNITY LIVING CORPORATION – AMERICA
EDUCARE COMMUNITY LIVING CORPORATION – GULF COAST
EDUCARE COMMUNITY LIVING CORPORATION – MISSOURI
EDUCARE COMMUNITY LIVING CORPORATION – NEVADA
EDUCARE COMMUNITY LIVING CORPORATION – NEW MEXICO
EDUCARE COMMUNITY LIVING CORPORATION – NORTH CAROLINA
EDUCARE COMMUNITY LIVING CORPORATION – TEXAS
ELYRIA ICF II, LLC
ELYRIA ICF, LLC
EMPLOY-ABILITY UNLIMITED, INC.
GENERAL HEALTH CORPORATION
HABITATION OPPORTUNITIES OF OHIO, INC.
J. & J. CARE CENTERS, INC.
JOB READY, INC.
NORMAL LIFE FAMILY SERVICES, INC.
NORMAL LIFE OF CALIFORNIA, INC.
NORMAL LIFE OF CENTRAL INDIANA, INC.
NORMAL LIFE OF GEORGIA, INC.
NORMAL LIFE OF LAFAYETTE, INC.
NORMAL LIFE OF LAKE CHARLES, INC.
NORMAL LIFE OF LOUISIANA, INC.
NORMAL LIFE OF SOUTHERN INDIANA, INC.
NORMAL LIFE, INC.
PHARMACY ALTERNATIVES CALIFORNIA, LLC
PHARMACY ALTERNATIVES CAROLINAS, LLC
PHARMACY ALTERNATIVES DELAWARE VALLEY, LLC
PHARMACY ALTERNATIVES, LLC
RAISE GEAUGA, INC.
REHAB WITHOUT WALLS NEUROSOLUTIONS, LLC
RELATIVE ASSIST, INC., each as a Guarantor

By:	/s/ Steven S. Reed
	Name:	Steven S. Reed
	Title:	Secretary

[Signature Page to Amendment No. 1 [Phoenix Guarantor Inc.]]

RES-CARE ALABAMA, INC.
RESCARE ANGEL COMPANIONS, LLC
RESCARE ARIZONA, INC.
RES-CARE ARKANSAS, INC.
RES-CARE CALIFORNIA, INC.
RESCARE CONNECTICUT, INC.
RESCARE DTS INTERNATIONAL, LLC
RES-CARE EUROPE, INC.
RESCARE FINANCE, INC.
RES-CARE FLORIDA, INC.
RESCARE HOLDINGS, INC.
RESCARE HOME CARE SERVICES CENTRAL, LLC
RESCARE HOME CARE SERVICES EAST, LLC
RESCARE HOME CARE SERVICES GEORGIA, LLC
RESCARE HOME CARE SERVICES PENNSYLVANIA, LLC
RESCARE HOME CARE SERVICES SOUTHEAST, LLC
RESCARE HOME CARE SERVICES WEST, LLC
RESCARE HOME CARE SERVICES, INC.
RESCARE HOME CARE TRADITIONAL, LLC
RESCARE RESIDENTIAL SERVICES SOUTH, LLC
RES-CARE ILLINOIS, INC.
RESCARE INTERNATIONAL, INC.
RES-CARE IOWA, INC.
RES-CARE KANSAS, INC.
RESCARE KENTUCKY, INC.
RESCARE MINNESOTA, INC.
RES-CARE NEW JERSEY, INC.
RES-CARE OHIO, INC.
RES-CARE OKLAHOMA, INC.
RESCARE PENNSYLVANIA HEALTH MANAGEMENT SERVICES, INC.
RESCARE PENNSYLVANIA HOME HEALTH ASSOCIATES, INC.
RES-CARE PREMIER, INC.
RESCARE RESIDENTIAL SERVICES ALABAMA, LLC
RESCARE RESIDENTIAL SERVICES ARIZONA, LLC
RESCARE RESIDENTIAL SERVICES CENTRAL, LLC
RESCARE RESIDENTIAL SERVICES GEORGIA, LLC
RESCARE RESIDENTIAL SERVICES LOUISIANA, LLC
RES-CARE IDAHO, INC., each as a Guarantor

By:	/s/ Steven S. Reed
	Name:	Steven S. Reed
	Title:	Secretary

[Signature Page to Amendment No. 1 [Phoenix Guarantor Inc.]]

BEHAVIORAL SUPPORT & NURSING SERVICES, LLC
RESCARE RESIDENTIAL SERVICES WISCONSIN, LLC
RESCARE RESIDENTIAL SERVICES, INC.
RES-CARE WASHINGTON, INC.
RES-CARE WISCONSIN, INC.
RESCARE WYOMING, INC.
RESCARE YOUTH SERVICES INDIANA, LLC
RES-CARE, INC.
REST ASSURED, LLC
RSCR CALIFORNIA, INC.
RSCR INLAND, INC.
RSCR WEST VIRGINIA, INC.
RWW HOME & COMMUNITY REHAB SERVICES, INC.
RWW HOME & COMMUNITY REHAB SERVICES, LLC
RWW OUTPATIENT REHAB SERVICES, INC.
RWW OUTPATIENT REHAB SERVICES, LLC
RWW PEDIATRIC REHAB SERVICES, LLC
RWW PEDIATRICS REHAB SERVICES, INC.
RWW RESIDENTIAL REHAB SERVICES, INC.
RWW RESIDENTIAL REHAB SERVICES, LLC
SOUTHERN HOME CARE SERVICES, INC.
SPRINGHEALTH BEHAVIORAL HEALTH AND INTEGRATED CARE CALIFORNIA, LLC
SPRINGHEALTH BEHAVIORAL HEALTH AND INTEGRATED CARE GEORGIA, LLC
SPRINGHEALTH BEHAVIORAL HEALTH AND INTEGRATED CARE ILLINOIS, LLC
SPRINGHEALTH BEHAVIORAL HEALTH AND INTEGRATED CARE KENTUCKY, LLC
SPRINGHEALTH BEHAVIORAL HEALTH AND INTEGRATED CARE MISSOURI, LLC
SPRINGHEALTH BEHAVIORAL HEALTH AND INTEGRATED CARE NEW JERSEY, LLC
SPRINGHEALTH BEHAVIORAL HEALTH AND INTEGRATED CARE NEW YORK, LLC
SPRINGHEALTH BEHAVIORAL HEALTH AND INTEGRATED CARE NORTH CAROLINA, LLC
SPRINGHEALTH BEHAVIORAL HEALTH AND INTEGRATED CARE TEXAS, LLC
ROCKCREEK, INC., each as a Guarantor

By:	/s/ Steven S. Reed
	Name:	Steven S. Reed
	Title:	Secretary

[Signature Page to Amendment No. 1 [Phoenix Guarantor Inc.]]

SPRINGHEALTH BEHAVIORAL HEALTH AND INTEGRATED CARE VIRGINIA, LLC

SPRINGHEALTH BEHAVIORAL HEALTH AND INTEGRATED CARE WYOMING, LLC

SPRINGHEALTH INTEGRATED CARE, INC.

TANGRAM REHABILITATION NETWORK, INC.

TEXAS HOME MANAGEMENT, INC.

THE CITADEL GROUP, INC.

VOCA CORP.

VOCA CORPORATION OF AMERICA

VOCA CORPORATION OF FLORIDA

VOCA CORPORATION OF INDIANA

VOCA CORPORATION OF MARYLAND

VOCA CORPORATION OF NEW JERSEY

VOCA CORPORATION OF NORTH CAROLINA

VOCA CORPORATION OF OHIO

VOCA CORPORATION OF WEST VIRGINIA, INC.

VOCA OF INDIANA, LLC

VOCA RESIDENTIAL SERVICES, INC.

YOUTHTRACK, INC.

RESCARE CONSUMER DIRECTED SERVICES, LLC

LEVEL 11 PHYSICAL THERAPY, LLC

LEVEL ELEVEN SAGINAW, LLC

DIXIE LODGE, LLC

LEVEL ELEVEN HOWELL, LLC

GRAND BLANC VENTURES, LLC, each as a Guarantor

By:	/s/ Steven S. Reed
	Name:	Steven S. Reed
	Title:	Secretary

[Signature Page to Amendment No. 1 [Phoenix Guarantor Inc.]]

EDUCARE COMMUNITY LIVING LIMITED PARTNERSHIP, as a Guarantor

By:	Community Alternatives Texas Partner, Inc., its General Partner

	By:	/s/ Steven S. Reed
	Name:	Steven S. Reed
	Title:	Secretary

NORMAL LIFE OF INDIANA, as a Guarantor

By:	Normal Life of Central Indiana, Inc., one of its General Partners

	By:	/s/ Steven S. Reed
	Name:	Steven S. Reed
	Title:	Secretary

and

By:	Normal Life of Southern Indiana, Inc., the other General Partner

	By:	/s/ Steven S. Reed
	Name:	Steven S. Reed
	Title:	Secretary

[Signature Page to Amendment No. 1 [Phoenix Guarantor Inc.]]

ADORATION HEALTH CARE HOLDINGS, LLC
BRIGHTSPRING HOME BASED PRIMARY CARE, LLC
HEALTH CARE STAFFING OF TENNESSEE, INC.
HOME HEALTH CARE AGENCIES OF AMERICA, INC.
HOME HEALTH CARE MANAGEMENT OF AMERICA, INC.
HOME HEALTH CARE OF EAST TENNESSEE, INC.
HOME HEALTH CARE OF WEST TENNESSEE, INC.
HOME HEALTH CARE SERVICES, INC.
HOME HEALTH CARE SERVICES II, INC.
HOME HEALTH CARE SUPPORT SERVICES, INC.
WESTERN RESERVE MEDICAL GROUP, LLC
MILLS MEDICAL PRACTICES, LLC, each as a Guarantor

By:	/s/ Steven S. Reed
	Name:	Steven S. Reed
	Title:	Secretary

[Signature Page to Amendment No. 1 [Phoenix Guarantor Inc.]]

ALTERNACARE INFUSION PHARMACY, INC.
AMERITA HOLDINGS OF NORTH TEXAS, INC.
AMERITA OF NEW YORK, LLC
AMERITA NORTH TEXAS GP, INC.
AMERITA, INC.
CAREMED SPECIALTY, LLC
CENTRAL LINE INFUSION-DALLAS DIVISION, LTD
COASTAL PHARMACEUTICAL SERVICES CORPORATION
INFUSION SERVICES COMPANY OF NEW YORK LLC
IV SOLUTIONS, INC.
NEXTRON HOLDING COMPANY LLC
NEXTRON MEDICAL TECHNOLOGIES, INC.
SORKIN’S RX LTD
ONCOMED SPECIALTY, LLC
SINA DRUG LLC
ONCOMED THE ONCOLOGY PHARMACY OF PHILADELPHIA PA LLC
ONCOMED THE ONCOLOGY PHARMACY OF BUFFALO N.Y. LLC
ONCOMED PHARMACEUTICAL SERVICES OF MA LLC
ONCOMED PHARMACEUTICAL SERVICES OF JERSEY CITY, NEW JERSEY, LLC
CENTRAL LINE INFUSION, LTD, each as a Guarantor

By:	/s/ Robert Dries
	Name:	Robert Dries
	Title:	Treasurer

PHARMERICA HOSPITAL PHARMACY SERVICES, LLC, as a Guarantor

By:	/s/ Steven S. Reed
	Name:	Steven S. Reed
	Title:	Secretary

[Signature Page to Amendment No. 1 [Phoenix Guarantor Inc.]]

ADVANCED INFUSION SYSTEMS, LLC
ARK PHARMACY SERVICES, LLC
BGS PHARMACY HOLDING COMPANY, INC.
CAPITAL PHARMACY, LLC
CAPSTONE PHARMACY OF DELAWARE, LLC
CARE FIRST PHARMACY, LLC
CHEM RX PHARMACY SERVICES, LLC
CLINICARE CONCEPTS, INC.
COMPUTRAN SYSTEMS, INC.
CONTINUUMCARE PHARMACY LLC
FAMILY CENTER PHARMACY, LLC
GOOT NURSING HOME PHARMACY, INC.
HEALTHQUEST, INC.
INSTA-CARE PHARMACY SERVICES CORPORATION
INTEGRITY MEDICAL SUPPLIES, LLC
INTEGRITY PHARMACY SERVICES, LLC
MILLENNIUM PHARMACY SYSTEMS, LLC
MPS RX FLORIDA, LLC
MPS RX NORTH CAROLINA, LLC
MULTI-SCRIPT PHARMACY, LLC
NATIONAL PHARMACY OF TEXAS, L.L.C.
PCA ACQUISITION, LLC
PHARMACY CORPORATION OF AMERICA
PHARMERICA ADMINISTRATIVE SERVICES, LLC
PHARMERICA CHICAGO, LLC
PHARMERICA DRUG SYSTEMS, LLC
PHARMERICA EAST, LLC
PHARMERICA HOLDINGS, INC.
PHARMERICA INSTITUTIONAL PHARMACY SERVICES, LLC
PHARMERICA LOGISTIC SERVICES LLC
PHARMERICA LONG-TERM CARE, LLC
PHARMERICA MIDWEST, LLC
PHARMERICA MOUNTAIN, LLC
PHARMERICA PENNSYLVANIA, LLC
PHARMERICA PROFESSIONAL SERVICES LLC
PHARMERICA SOLUTIONS SERVICES LLC
PHARMERICA TECHNOLOGY SOLUTIONS, LLC
PHARMERICA WISCONSIN, LLC
PMC HEALTHCARE PHARMACIES, LLC
PMC OHIO, LLC
PMC PHARMACY SERVICES, LLC
SPECTRUM PHARMACY SERVICES, LLC
SOUTHWEST PHARMACIES, INC, each as a Guarantor

By:	/s/ Robert Dries
Name:	Robert Dries
Title:	Treasurer

[Signature Page to Amendment No. 1 [Phoenix Guarantor Inc.]]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and Collateral Agent

By:	/s/ Graham Robertson
	Name:	Graham Robertson
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 [Phoenix Guarantor Inc.]]